Prepared by: Michael E. Gabor, 111 North Dodge Street, Algona, IA 50511
PH: (515) 295-3565

                                 LOAN AGREEMENT


         WITNESSETH this Loan Agreement dated this 27th day of June, 2005, by and between Algona Area Economic Development Corporation, hereinafter referred to as "AAEDC", and Hydrogen Engine Center, Inc., hereinafter referred to as "HEC".

         WHEREAS, AAEDC desires to promote and assist economic growth through the expansion of businesses and the creation of jobs in and around the City of Algona, Iowa; and

         WHEREAS, HEC has proposed a project to further those goals and has applied to AAEDC for financial assistance for the project in the form of a request for the conveyance of real estate currently owned by AAEDC and legally described as:

                  Lots Three (3), Four (4) and Five (5) of Snap-On Industrial Park as recorded in the Plat as Document No. 2002-1701, located in part of the West Half of the Northwest Fractional Quarter (W'/2NWfrl'/4) of Section Six (6), Township Ninety-five (95) North, Range Twenty-eight (28), West of the 5th P.M., City of Algona, Kossuth County, Iowa; and

         WHEREAS, HEC will construct major improvements that will become part of the real estate; and

         WHEREAS, AAEDC and HEC have agreed to the terms of a payment plan for the real estate in the case where certain performance obligations of HEC are not accomplished; and

         WHEREAS, the real estate and to-be-constructed improvements and other property will stand and be pledged by HEC to AAEDC as security for any payments that may be required to be made from HEC to AAEDC.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and conditions herein set forth, the parties agree as follows:

         1. PRINCIPAL AMOUNT OF LOAN. AAEDC hereby loans to HEC the sum of One Hundred Forty-six Thousand One Hundred Twenty-four Dollars ($146,124.00).

         2. INTEREST. Interest on the loan shall accrue at the rate of eight percent (8%) per annum. Interest shall be capitalized on a yearly basis.

         3. FORGIVABLE LOAN/PAYMENTS, IF NOT FORGIVEN.

                  A. As a ten year forgivable loan of One Hundred Thirty-five Thousand Three Hundred Dollars ($135,300.00) conditioned upon the HEC achieving a performance target obligation of one hundred (100) new full time equivalent (FTE) positions by June 1, 2015, all FTEs to be paid a


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         minimum  wage  equal to or greater  than the  average  hourly  wage for workers in Kossuth County, Iowa, as determined annually by Iowa Workforce Development.

                  B. Provided HEC has certified fifty (50) new FTEs by June 1, 2010, and such fifty (50) FTEs are continuously retained in Algona until June 1, 2015, AAEDC shall forgive Sixty-seven Thousand Six Hundred Fifty Dollars ($67,650.00) of the principal balance of this obligation and all associated interest.

                  C. If HEC certifies an additional fifty (50) FTEs by June 1, 2015 (100 FTEs total), then an additional Sixty-seven Thousand Six
         Hundred Fifty Dollars ($67,650.00) of principal balance and all associated interest shall be forgiven and HEC's only obligation shall be to pay the lump sum balance of the loan, Ten Thousand Eight Hundred Twenty-four Dollars ($10,824.00) to AAEDC on June 1, 2015, without interest.

                  D. In the event the HEC fails to achieve the performance target obligation of fifty (50) FTEs by June 1, 2010, then the HEC shall pay to AAEDC One Hundred Forty-six Thousand One Hundred Twenty-four Dollars ($146,124.00) of principal plus capitalized interest to said date.

                  E. In the event the HEC achieves the initial performance target obligation on June 1, 2010, but fails to retain said jobs until June 1, 2015, then HEC shall pay to AAEDC One Hundred Forty-six Thousand One Hundred Twenty-four Dollars ($146,124.00) of principal plus capitalized interest on June 1, 2015.

                  F. In the event HEC fails to achieve  the  second  performance target obligation on June 1, 2015, then HEC shall pay AAEDC Seventy-eight Thousand Four Hundred Seventy-four Dollars ($78,474.00) of principal plus capitalized interest to said date on June 1, 2015. Capitalized interest on said amount of principal shall only be calculated from June 1, 2010, to June 1, 2015.

         4. PURPOSE. The purpose of the loan is to assist HEC in the purchase of the following described real estate now owned by AAEDC:

                  Lots Three (3), Four (4) and Five (5) of Snap-On Industrial Park as recorded in the Plat as Document No. 2002-1701, located in part of the West Half of the Northwest Fractional Quarter (W'/zNWfrl'/4) of Section Six (6), Township Ninety-five (95) North, Range Twenty-eight (28), West of the 5th P.M., City of Algona, Kossuth County, Iowa.

         5. PROMISSORY NOTE. HEC shall sign a standard form Promissory Note incorporating the terms hereof.

         6. MORTGAGE SECURITY. As security for all sums due or which will become due from HEC to AAEDC, HEC shall execute a Mortgage to AAEDC in and to the following described real estate:

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

                  Lots Three (3), Four (4) and Five (5) of Snap-On Industrial Park as recorded in the Plat as Document No. 2002-1701, located in part of the West Half of the Northwest Fractional Quarter (W'/zNWfrl/) of Section Six (6), Township Ninety-five
                  (95) North, Range Twenty-eight (28), West of the 5th P.M., City of Algona, Kossuth County, Iowa.

         The mortgage shall include any and all improvements which may be constructed by HEC on the above-described real estate.

         7. EMPLOYMENT RECORD DOCUMENTATION AND RETENTION. HEC shall make employment figure available to AAEDC on an annual basis, with reports due on June 15th of each year until the loan is repaid. In addition to the annual reports to AAEDC HEC agrees to retain all of its employment records for a minimum of seven (7) years beyond the date of this loan and shall allow AAEDC or its designated representative to examine their employment records at any point in time to insure that the minimum job requirements are being met.

         8. DEFAULT. In the event HEC sells, assigns or otherwise transfers its interest in the above-described real estate (excluding any mortgages HEC might grant upon the real estate), or involuntarily or voluntarily files for bankruptcy, or the conditions of this Loan Agreement are not met, then HEC shall be considered in default and the total unpaid balance under the loan will be immediately due and payable.

         9. ADDITIONAL DEFAULT. It shall also be considered an act of default if, in
AAEDC's judgment, the greater percentage of HEC's business operation or employees has moved from Algona, Iowa, or been outsourced during the ten (10) year period of this loan.

         10. REMEDIES. No remedy herein conferred upon or reserved to AAEDC is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

         11. JURISDICTION. This Loan Agreement was entered into in Algona, Kossuth County, Iowa, and shall be governed by the laws of the State of Iowa. The parties consent to the jurisdiction of the District Court of Iowa in and for Kossuth County to resolve any and all disputes hereunder.

         12. ENTIRE AGREEMENT. This instrument contains the entire Agreement of the parties with respect to the subject matter hereof, any other oral or written agreements entered into with respect thereto are revoked and superseded by this Agreement; and no representations, warranties or inducements have been made by either of the parties except as expressly set forth herein. Any changes, modifications, adjustments or amendments to this Agreement must be in writing.

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         13. SEVERABILITY.  If any provision of this Agreement is declared void, such provision shall be deemed severed from this Agreement, which shall otherwise remain in full force and effect.

         14. BINDING EFFECT/ASSIGNABILITY. This Agreement shall be binding upon the parties hereto and upon their respective executors, administrators, legal representatives, and successors. This Loan Agreement may not be assigned by HEC without the express written consent of AAEDC.

         15. CONSTRUCTION. This Agreement shall be governed and construed in accordance with the laws of the State of Iowa. Captions are included for convenient reference only and shall not in any way affect the interpretation of any provision hereof.

         16. NOTICES. All notices under this Agreement must be in writing. The notices must be delivered personally or mailed by certified mail, return receipt requested, to the other party or to that party's attorney.

         17. LEGAL COUNSEL. All parties affirmatively represent and acknowledge that they have been represented by competent legal counsel of their choosing in connection with this Agreement.

         18. ATTORNEY FEES AND COURT COSTS. If either party files suit to enforce any of the terms of this Agreement, the prevailing party shall be entitled to recover court costs and reasonable attorney's fees.

         Dated this 27th day of     June, 2005.

                                    ALGONA AREA ECONOMIC
                                    DEVELOPMENT CORPORATION

                                    By: s/Bruce Jensen
                                         ------------------------------
                                           Bruce Jensen, President

                                    By: John Kern
                                         ------------------------------
                                           John Kern, Secretary


                                    HYDROGEN ENGINE CENTER, INC.

                                    By:  s/Theodore G. Hollinger
                                         ------------------------------
                                            Theodore G. Hollinger, President

                                    By:  s/Dana Sue Hollinger
                                         ------------------------------
                                            Dana Sue Hollinger, Secretary


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